                                                                    Exhibit 10.3

                              PURCHASE AGREEMENT


            THIS AGREEMENT is made as of the 8th day of October, 1999, between Cell Pathways, Inc. (the "Company"), a corporation organized under the laws of the State of Delaware, with its principal offices at 702 Electronic Drive, Horsham, Pennsylvania 19044 and each purchaser whose name is set forth on the signature page hereof (each a "Purchaser" and collectively, the "Purchasers").

            IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and each Purchaser, intending to be legally bound, agree as follows:

            SECTION 1. Authorization of Sale of the Units. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of up to 230,000 units (the "Units"), each consisting of one share of common stock ("Common Stock"), par value $.01 per share (each a "Share," and together the "Shares"), of the Company and one warrant (each a "Warrant," and together the "Warrants") to purchase one share of Common Stock (the "Warrant Shares"). The terms of the Warrants shall be as set forth in the form of Warrant attached hereto as Exhibit A. The Shares, Warrant Shares and Warrants are referred to herein as the "Securities."

            SECTION 2. Agreement to Sell and Purchase the Units. At the Closing (as defined in Section 3), the Company will sell to each Purchaser, and such Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the number of Units shown, and at the purchase price shown, opposite such Purchaser's name on Schedule A hereto. The Shares and Warrants constituting the Units shall become immediately separable and transferable upon the Closing. The Company may simultaneously enter into a similar form of this purchase agreement with certain other investors (the "Other Purchasers") and complete sales of the Units to them, although it is understood that there is no minimum number of Units that are required to be sold by the Company. (The Purchaser and the Other Purchasers, if any, are hereinafter sometimes collectively referred to as the "Purchasers," and this Agreement and the agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the "Agreements.")

            SECTION 3. Delivery of the Units at the Closing. The completion of the purchase and sale of the Units (the "Closing") shall occur on October 13, 1999 or such other time as may be agreed upon by the Company and each Purchaser (the "Closing Date"). At the Closing, the Company shall deliver to each Purchaser one or more stock certificates for the Shares and one or more Warrants registered in the name of each Purchaser, or in such name(s) as designated by each Purchaser, based on the number of Units set forth in Section 2 above. The name(s) in which the stock certificates for the Shares and the Warrants are to be registered are set forth in the Stock Certificate and Warrant Questionnaire attached hereto as part of Appendix I. The Company's obligation to complete the purchase and sale of the Units and deliver such stock certificate(s) and Warrants to each Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company in its sole discretion: (i) receipt by the Company of immediately available funds in the full amount of the purchase price for the Units being purchased hereunder; (ii) completion of the purchases and sales under the Agreements with any Other Purchasers; and (iii) the accuracy of the representations and warranties made by the Purchasers and the fulfillment of those undertakings of the Purchasers to be fulfilled prior to the Closing; provided, however, that in the event that condition (ii) or, with respect to Other Purchasers, condition
(iii) is not met, each Purchaser shall have the right, but not the obligation, to purchase the Units which such Other Purchaser (the "Defaulting Purchaser") should have purchased on the same terms, and if Other Purchasers want to exercise this right, on a pro rata basis (based on the number of Units purchased hereunder and under the other purchase agreements) with any Other Purchasers exercising the right, and if the Purchaser and/or Other Purchasers exercise this right, the condition shall be deemed to have been met. Each Purchaser's obligation to accept delivery of such stock certificate(s) and Warrants and to pay for the Units evidenced thereby shall be subject to the accuracy in all material respects of the representations and warranties made by the Company in the Purchase Agreement and the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to Closing.

            SECTION 4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, each Purchaser as follows:

            4.1. Organization and Qualification. The Company is a corporation duly organized and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to conduct its business as currently conducted. The Company is qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the Company conducts business, except where the failure to do so would not have a material adverse effect on the business, condition (financial or otherwise) or results of operations of the Company.

            4.2. Authorized and Issued Capital Stock. (a) As of September 30, 1999, the authorized capital stock of the Company consists of (i) 70,000,000 shares of Common Stock, of which 24,550,894 shares were issued and outstanding, and (ii) 5,000,000 shares of preferred stock, $.01 par value per share, of which no shares are issued and outstanding. The shares of Common Stock have certain rights pursuant to the terms of a Rights Agreement, dated as of December 3, 1998, between the Company and Registrar and Transfer Company, as rights agent. All of the outstanding shares of Common Stock were validly issued and are fully paid and non-assessable shares.

            (b) The Company has registered its Common Stock pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the "Exchange Act"), and is in full compliance with all reporting requirements of the Exchange Act, and such Common Stock is currently listed or quoted on the Nasdaq National Market.

            4.3. Due Execution, Delivery and Performance of the Agreements. The execution, delivery and performance of the Agreements by the Company (i) have been duly authorized by all requisite corporate action by the Company, and (ii) will not violate any law or the Certificate of Incorporation (the "Certificate of Incorporation") or the Bylaws (the "Bylaws") of the Company, or any provision of any material indenture, mortgage, agreement, contract or other material instrument to which the Company is a party or by which the Company or any of its properties or assets is bound as of the date hereof, or result in a breach of or constitute (upon notice or lapse of time or both) a default under any such material indenture, mortgage, agreement, contract or other material instrument or result in the creation or imposition of any lien, security interest, mortgage, pledge, charge or other encumbrance, of any material nature whatsoever, upon any properties or assets of the Company. The Company has no material subsidiaries, except Cell Pathways Pharmaceuticals, Inc. Upon their execution and delivery, and assuming the valid execution thereof by the respective Purchasers, the Agreements will constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification and contribution agreements of the Company in Section 7.4 hereof may be legally unenforceable.

            4.4. Issuance, Sale and Delivery of the Shares and Warrant Shares. When issued and paid for, the Shares to be sold hereunder by the Company and the Warrant Shares to be acquired upon exercise of the Warrants will be validly issued and outstanding, fully paid and non-assessable shares of Common Stock. Neither the sale of the Shares and Warrants pursuant to this Agreement, nor the Company's performance of its obligations under, this Agreement and the Warrants shall (i) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Shares, the Warrant Shares or any of the assets of the Company, or (ii) entitle the holders of the outstanding Common Stock to preemptive or other rights to subscribe to or acquire Common Stock or other securities of the Company.

            4.5. Exemption from Registration. Assuming the accuracy of each Purchaser's representations and warranties set forth in Section 5 hereof, the offer, issuance and sale of the Units pursuant to this Agreement are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities Act").

            4.6. Additional Information. The Company represents and warrants that the information contained in the following documents, copies of which have been furnished to each

Purchaser, was true and correct in all material respects and did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained therein in light of the circumstances under which they were made not misleading, in each case as of their respective dates (the "SEC Documents"):

            (i)   the Company's 1998 annual report to stockholders;

            (ii) the Company's annual report on Form 10-K for the fiscal year ended December 31, 1998 (without exhibits);

            (iii) the Company's quarterly reports on Form 10-Q for the three-month periods ended March 31, 1999 and June 30, 1999;

            (iv) the notice of annual meeting of stockholders and proxy statement for the Company's 1999 annual meeting of stockholders held June 22, 1999; and

             (v) all other documents, if any, filed by the Company with the Securities and Exchange Commission (the "Commission") since June 30, 1999 pursuant to the reporting requirements of the Exchange Act.

            4.7. No Material Change. As of the date hereof, there has been no material adverse change in the business, condition (financial or otherwise) or results of operations of the Company since June 30, 1999, it being understood that the Company has not achieved revenues and that the continued expenditure of resources in the Company's continuing operations does not constitute a material adverse change within the meaning of this paragraph. Without limitation of the foregoing, each Purchaser also acknowledges being advised by the Company that
(i) the treatment portion of the Phase II/III trial of exisulind in the prevention of prostate cancer recurrence (the primary endpoint of which relates to PSA levels) has been completed and data analysis at the Company will begin shortly, (ii) until such analysis is completed it is impossible for the Company to understand fully the outcome of the trial, and (iii) the results of such clinical trial, when released, along with other clinical results and scientific developments, could materially impact the market price of the Company's shares.

            4.8. Legal Opinion. Prior to and as a condition to the Closing, Richard H. Troy, Esq., General Counsel to the Company, will deliver a legal opinion to the Purchasers as to the valid issuance of the Shares and the Warrant Shares, a draft of which has been provided to the Purchasers prior to the date hereof.

            4.9. Listing of Common Stock. The Company shall cause the Shares and the Warrant Shares to be listed on the Nasdaq National Market and maintain the listing of the Shares and the Warrant Shares on each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed.

            SECTION 5. Representations, Warranties and Covenants of the Purchasers.

            (a) Each Purchaser acknowledges that the Shares and Warrants have not been, and that the Warrant Shares will not be, registered under the Securities Act or any state securities law and may not be offered, sold, pledged or otherwise transferred (i) in the absence of such registration, (ii) unless the Company receives an opinion of counsel reasonably acceptable to it that such offer, sale, pledge or transfer is exempt from any registration and prospectus delivery requirements of the Securities Act and any applicable state securities laws or (iii) unless the Shares or Warrant Shares are sold pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act") ("Rule 144") in accordance with the terms of such rule. Except as otherwise permitted by Section 7.3, each certificate for the Shares issued at the Closing and the Warrant Shares, or upon direct or indirect transfer of or in substitution thereof, shall be stamped or otherwise imprinted with a legend in substantially the following form:

            The Shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under any applicable state securities laws and may not be offered, sold, pledged or transferred in the absence of such registration unless the Company receives an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that such offer, sale, pledge or transfer is exempt from any registration and prospectus delivery requirements of the Securities Act and such applicable state securities laws.

Each Purchaser acknowledges and agrees that the Warrants will contain a similar legend, as set forth on the top of the form of Warrant attached as Exhibit A hereto.

            (b) Each Purchaser represents and warrants, as of the date hereof and as of the Closing Date, to, and covenants with, the Company that: (i) the Purchaser, taking into account the personnel and resources it can practically bring to bear on the purchase of the Units contemplated hereby, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in equity securities presenting an investment decision like that involved in the purchase of the Units, including investments in equity securities issued by development-state biotechnology companies; (ii) the Purchaser or its counsel, accountants or other investment advisers have requested, received, reviewed and considered all information deemed relevant by them in making an informed decision to purchase the Units,
(iii) the Purchaser is acquiring the Units in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of the Securities, nor is there any arrangement or understanding with any other persons regarding the distribution of the Securities; provided however, that such representation and warranty will not limit the Purchaser's right to sell Shares and the Warrant Shares pursuant to the Registration Statement or pursuant to an exemption from the Securities Act;
(iv) the Purchaser will not, directly or indirectly, offer, sell (including sell short), pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares and Warrant Shares except in compliance with the Securities Act, and the rules and regulations promulgated thereunder; (v) the Purchaser has completed or caused to be completed the Registration Statement Questionnaire and the Stock Certificate and Warrant Questionnaire, both attached hereto as Appendix I, for use in preparation of the Registration Statement and the answers thereto are true, correct and complete in all material respects as of the date hereof and will be true, correct and complete in all material respects as of the effective date of the Registration Statement; (vi) the Purchaser has, in connection with its decision to purchase the Units, relied solely upon the SEC Documents and the representations and warranties contained herein, as well as any investigation completed by the Purchaser or its counsel, accountants or other investment advisers; and (vii) the Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

            (c) Each Purchaser agrees not to make any sale of the Shares or the Warrant Shares under the Registration Statement without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and each Purchaser acknowledges and agrees that such Shares and the Warrant Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Shares or the Warrant Shares is accompanied by a separate officer's certificate: (i) in the form of Appendix II hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) such Shares or Warrant Shares have been sold pursuant to and in accordance with the Registration Statement and (B) the requirement of delivering a current prospectus has been satisfied, unless exempt from registration and prospectus delivery requirements. Each Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. Each Purchaser agrees that it will not sell any Securities during the period commencing at the time at which the Company gives the Purchaser notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser notice that the Purchaser may thereafter effect sales pursuant to said prospectus. The Company shall only be able to suspend the use of said prospectus for periods aggregating no more than sixty business days in any twelve month period. Each Purchaser further agrees to notify promptly the Company of the sale of all of such Purchaser's Securities, and to notify promptly the Company in writing of any material changes in the information set forth in the Registration Statement relating to such Purchaser or its plan of distribution, or of any supplemental information required to be included in the Registration Statement relating to its plan of distribution.

            (d) Each Purchaser further represents and warrants, as of the date hereof and as of the Closing Date, to, and covenants with, the Company that: (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification and contribution agreements of the Purchaser in Section 7.4 hereof may be legally unenforceable.

            (e) In consideration for the Company agreeing to its obligations set forth in Section 7 below in respect of Registrable Securities, each Purchaser agrees, in connection with any firm commitment underwritten offering of the Company's Common Stock that, upon the request of the managing underwriters of such offering, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of Common Stock beneficially owned by it without the prior written consent of such managing underwriters during the period of time beginning ten days prior to the date when such managing underwriters advise the Company that they expect to initiate such public offering and ending at a date not to exceed ninety days from the commencement of such public offering. Notwithstanding the foregoing, (i) this obligation shall not apply to the Purchaser unless each of the Company's directors and officers enter into a similar agreement, and the Purchaser at such time beneficially owns in excess of 2% of the Company's then outstanding shares of Common Stock.

            SECTION 6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein shall survive the execution of this Agreement, the delivery to the Purchaser of the Units being purchased and the payment therefor.

            SECTION 7.  Registration of Shares and Warrant Shares for Resale

            7.1.  Registration Procedures and Expenses.

            (a) The Company shall as soon as practicable after November 3, 1999, but in no event later than December 31, 1999, prepare and file with the Commission a registration statement on Form S-3 (or if such form is unavailable to the Company, on such other form deemed appropriate for the registration of the Common Stock by the Commission) (the "Registration Statement") to register the Shares and Warrant Shares ("Registrable Securities") for resale by the Purchasers in non-underwritten, market transactions, and shall use its best efforts to cause the Registration Statement to become effective as soon as practicable thereafter. The Company shall, within three business days before filing such Registration Statement, provide a draft to each Purchaser and its counsel and its agent for review and comment;

            (b) The Company shall promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such the Registration Statement effective until the first to occur of (i) such date when either all of the Registrable Securities have been sold pursuant thereto or, by reason of Rule 144(k) of the Commission under the Securities Act or any other rule of similar effect, the Registrable Securities are no longer required to be registered for the resale thereof by the Purchasers in ordinary market transactions without imposition of any volume limitations, or (ii) the second anniversary of the expiration of the Warrants (the "Registration Period");

            (c) The Company shall promptly furnish to each Purchaser and its agent such number of copies of prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act as such Purchaser or its agent may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by such Purchaser;

            (d) The Company shall promptly file documents required of the Company for any required blue sky clearance for the Registrable Securities in such states specified in writing by each Purchaser or its agent; provided, however, that the Company shall not be required to (i) qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented, (ii) subject itself to general taxation in any such jurisdiction, (iii) provide any undertakings that cause the Company undue burden or expense or (iv) make any change in its charter or bylaws;

            (e) The Company shall promptly inform each Purchaser and its agent when any stop order has been issued with respect to the Registration Statement and use its best efforts to promptly cause such stop order to be withdrawn;

            (f) The Company shall notify each Purchaser whose shares are registered on a Registration Statement and its agent at any time when a prospectus relating to any Registrable Securities covered by such Registration Statement or a Company Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and promptly file such amendments and supplements as may be necessary so that, as thereafter delivered to such Purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and use its best efforts to cause each such amendment and supplement to become effective;

            (g) The Company shall bear all expenses in connection with the procedures in paragraph (a) through (f) in this Section 7.1 and the registration of the Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers and any expenses relating to the sale of the Registrable Securities by the Purchasers (including without limitation, broker's commissions, discounts or fees of any nature and transfer taxes or charges of any nature); and

            (h) The Company understands that each Purchaser disclaims being an underwriter, but a Purchaser being deemed an underwriter shall not relieve the Company of any obligations it has hereunder. A questionnaire related to the Registration Statement to be completed by each Purchaser is attached as Appendix I to this Agreement.

            7.2. Transfer of Registrable Securities. Each Purchaser agrees that it will not effect any disposition of Registrable Securities except as contemplated in the Registration Statement or as otherwise in compliance with applicable securities laws, and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution. Without limitation, each Purchaser understands that (i) it may not use Registrable Securities to cover a short position in shares of the Company's Common Stock created prior to the effective date of the Registration Statement, and (ii) it must deliver a prospectus in connection with any short sale of the Registrable Securities unless it is exempt from such requirement.

            7.3.  Indemnification.  For the purpose of this Section 7.3:

            (a) the term "Selling Stockholder" shall include the Purchaser, its officers, directors, agent and/or trustees and any affiliate or controlling person of such Purchaser or any permitted assign hereunder;

            (b) the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1; and

            (c) the term "untrue statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any breach of the representations set forth in Section 4 hereof by the Company, or any untrue statement of a material fact contained in the Registration Statement, or arise out of any failure by the Company to fulfill any agreement, covenant or undertaking contained in this Agreement or included in the Registration Statement, and the Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, (i) an untrue statement made in the Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in the Registration Statement (which shall be deemed to include the information set forth in the Registration Statement Questionnaire and in the plan of distribution section of the prospectus), (ii) the failure of such Selling Stockholder to comply with the covenants and agreements contained herein respecting transfer or sale of Registrable Securities, or (iii) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser sufficiently prior to the pertinent sale or sales by the Purchaser. The Company shall also not be liable for amounts paid in settlement of any loss, claim, damage or liability if such settlement if effected without the prior written consent of the Company, which consent shall not be unreasonably withheld.

            Each Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any breach of the representations set forth in Section 5 hereof by such Purchaser, or any failure by such Purchaser to comply with the covenants and agreements contained herein regarding the transfer or sale of Registrable Securities, or any untrue statement of a material fact contained in the Registration Statement if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Purchaser specifically for use in the Registration Statement. Each Purchaser will reimburse, severally and not jointly, the Company (or such officer, director or controlling person), as the case may be, for any legal or other documented expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. Each Purchaser agrees that the information regarding the Purchaser or its officers, directors and affiliates and their intended plan of distribution of the Shares set forth in the Registration Statement questionnaire, the form of which is attached as Appendix 1, or included from time to time in the Registration Statement (including without limitation the plan of distribution section of the Registration Statement) shall be deemed to be written information furnished to the Company by or on behalf of the Purchaser specifically for use in the Registration

Statement. The foregoing indemnification shall be limited in amount as to each Purchaser to the Purchase Price paid by such Purchaser hereunder.

            Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action; provided, however, that any failure by an indemnified person to notify an indemnifying person shall not relieve the indemnifying person from its obligations hereunder except to the extent that the indemnifying person is materially prejudiced thereby. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume and control the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnifying person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided further, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all indemnified parties hereunder and under the other Agreements.

            If the indemnification provided for in this Section 7.3 from the indemnifying person would be applicable by its terms but is otherwise unavailable, as determined by a court of applicable jurisdiction, to an indemnified person hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying person, in lieu of indemnifying such indemnified person, shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying person and indemnified persons in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying person and indemnified persons shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying person or indemnified persons, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in this Section 7.3, any reasonable legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7.3, no Purchaser shall be required to contribute any amount in excess of the dollar amount of the proceeds received by such Purchaser upon the sale of the Registrable Securities, giving rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            7.4. Termination of Conditions and Obligations. The conditions imposed by Section 5 or this Section 7 upon the transferability of Registrable Securities shall cease and terminate as to any particular number of Registrable Securities when such Registrable Securities shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement, or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

            7.5. Continued Availability of Information. So long as the Registration Statement is effective covering the resale of Registrable Securities owned by the Purchaser, the Company will furnish to the Purchaser:

            (a) as soon as practicable after available (but in the case of the Company's Annual Report to Stockholders, within 120 days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a firm of certified public accountants), (ii) if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-K, (iii) any quarterly reports to stockholders, and if not included in substance in its quarterly reports to stockholders, its quarterly reports on Form 10-Q, and (iv) a full copy of the Registration Statement (the foregoing, in each case, excluding exhibits);

            (b) upon the reasonable request of a Purchaser or its agent, all exhibits excluded by the parenthetical to subparagraph (a)(iv) of this Section
7.5 and all other information that is made available to shareholders; and

            (c) upon the reasonable request of a Purchaser or its agent, an adequate number of copies of the prospectuses to supply to any other party requiring such prospectuses;

and the Company, upon the reasonable request of a Purchaser or its agent, will meet with the Purchaser or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement and will otherwise cooperate with any Purchaser conducting an investigation for the purpose of reducing or eliminating such Purchaser's exposure to liability under the Securities Act, including the reasonable production at the Company's headquarters of non-confidential information (and, upon execution of a confidentiality agreement satisfactory to the Company, confidential information).

            7.6. Reports under Exchange Act. With a view to making available to the Purchasers the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Purchaser to sell Registrable Securities to the public without registration, and with a view to making it possible to register the Registrable Securities pursuant to a registration on Form S-3, the Company agrees to:

            (a) make and keep available public information, as understood and defined in Rule 144, at all times;

            (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange act; and

            (c) furnish to a Purchaser owning any Registrable Securities or its agent upon reasonable request (i) a written statement by the Company that is has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange act, or that it qualifies as a registrant whose Registrable Securities may be resold pursuant to Form S-3 (at any time after it so qualified, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably required in availing any Purchaser of Registrable Securities of any rule or regulation of the Commission which permits the selling of any such Registrable Securities without registration or pursuant to such form.

            SECTION 8. Broker's Fees. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchaser, except for the Company's obligations to Janney Montgomery Scott Inc. which has acted as adviser to the Company.

            SECTION 9. Expenses. At the Closing, each party hereto shall bear its own expenses.

            SECTION 10. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by a nationally recognized overnight express courier postage prepaid, and shall be deemed given one day after being so sent and shall be delivered as addressed as follows:

            (a)   if to the Company, to:

                  Cell Pathways, Inc.
                  702 Electronic Drive
                  Horsham, PA 19044
                  Attention: Robert J. Towarnicki
                  President and Chief Executive Officer

                  with copies so mailed to:

                  Richard H. Troy, Esq.
                  Senior Vice President, General Counsel and Secretary Cell Pathways, Inc.
                  702 Electronic Drive
                  Horsham, PA 19044

                  and to

                  Morgan, Lewis & Bockius LLP
                  1701 Market Street
                  Philadelphia, Pennsylvania  19103-2921
                  Attention:  David R. King, Esq.

                  or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

            (b) if to the Purchaser, at the address set forth on Schedule A hereto, or at such other address or addresses as may have been furnished to the Company in writing,

            SECTION 11. Entire Agreement; Changes. This Agreement sets forth the entire agreement of the parties and may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

            SECTION 12. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

            SECTION 13. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

            SECTION 14. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS.

            SECTION 15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

            SECTION 16. Assignment. The Purchaser (or any permitted assignee) may assign its rights under Section 7 of this Agreement to any subsequent holder of any or all of the Units who has purchased at least 50,000 Shares or Warrants to purchase at least 50,000 Shares from such Purchaser (or permitted assignee), provided that the Company shall have the right to require any such holder of any or all of the Shares to execute a counterpart of this Agreement and agree to be bound by the provisions of this Agreement as a condition to such holder's claim to any rights hereunder.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


                               CELL PATHWAYS, INC.

                               By: /s/ Robert J. Towarnicki
                                  -------------------------
                               Name:  Robert J. Towarnicki
                               Title: President and Chief Executive Officer


                               VULCAN VENTURES INC.


                               By: /s/ William D. Savoy
                                   --------------------------
                               Name:  William D. Savoy
                               Title: Vice President

                                  SCHEDULE A


                                                                       AGGREGATE
NAME AND ADDRESS OF          NUMBER OF UNITS             PRICE         PURCHASE
PURCHASER                    TO BE PURCHASED             PER UNIT        PRICE
--------------------------------------------------------------------------------

Vulcan Ventures Inc.          230,000 Units,               $9.00   $2,070,000.00
110 - 110th Avenue N.E.       consisting of 230,000
Suite 550                     shares and Warrants to
Bellevue, WA  98004           purchase 230,000 Warrant
Telephone: 425-453-1940       Shares
Fax:  425-453-1985

                                                                    Appendix I
                                                                  (one of two)


                              CELL PATHWAYS, INC.
                  STOCK CERTIFICATE AND WARRANT QUESTIONNAIRE



Please provide us with the following information:

1.    The exact name that your Shares and
      Warrants (both must be in the same
      name) are to be registered. This is
      the name that will appear on your
      stock certificate(s) and Warrants. You
      may use a nominee name if appropriate:        ______________________



2.    The relationship between the Purchaser
      of the Units and the registered holder
      listed in response to item 1 above:           ______________________

3.    The mailing address of the registered
      holder listed in response to item 1 above:    ______________________


4.    The social security number or tax
      identification number of the registered
      holder listed in response to item 1 above:    ______________________

                                                                 Appendix I
                                                               (two of two)

                             CELL PATHWAYS, INC.
                    REGISTRATION STATEMENT QUESTIONNAIRE
                    ------------------------------------


            In connection with the preparation of the Registration Statement, please provide us with the following information:

            1. Pursuant to the "Selling Stockholder" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:

            2. Please provide the number of shares of Common Stock that you or your organization will own beneficially or of record immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions (indicating whether you have sole or shared voting or dispositive power over such securities as determined under applicable rules of the Securities and Exchange Commission):

      VOTING POWER          DISPOSITIVE POWER

Sole           Shared      Sole        Shared
__________   __________  __________  __________  Common Stock beneficially owned prior to the date hereof

__________   __________  __________  __________  Shares being purchased from the
                                                 Company

__________   __________  __________  __________  Warrant Shares, issuable upon exercise of the Warrants being
                                                 purchased from the Company

__________   __________  __________  __________  Common Stock issuable upon exercise of other options or
                                                 warrants that you may own, to
                                                 the extent such shares of
                                                 Common Stock are deemed to be
                                                 beneficially owned

   TOTAL:    ________________ shares of Common Stock beneficially owned


            3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates other than as disclosed in the Company's proxy statement for its 1999 annual meeting of stockholders, or with Janney Montgomery Scott Inc.?

                  _____ Yes         _____ No

            If yes, please indicate the nature of any such relationships below:

          -----------------------------------------------------------------

          -----------------------------------------------------------------

          -----------------------------------------------------------------

            4. Attached is a draft of the proposed "plan of distribution" section of the Registration Statement. Please confirm that the draft is a correct and complete statement of your intended plan of distribution.

                  _____ Yes         _____ No

                          PLAN OF DISTRIBUTION

            The Shares being offered by the Selling Shareholder or its respective pledgees, donees, transferees or other successors in interest, will be sold in one or more transactions (which may involve block transactions) on the Nasdaq National Market or on such other market on which the Common Stock may from time to time be trading, in privately negotiated transactions, through the writing of options on the Shares, short sales or any combination thereof. The sale price to the public may be the market price prevailing at the time of sale, a price related to such prevailing market price or such other price as the Selling Shareholder determines from time to time. The Shares may also be sold pursuant to Rule 144. The Selling Shareholder shall have the sole and absolute discretion not to accept any purchase offer or make any sale of Shares if they deem the purchase price to be unsatisfactory at any particular time.

            The Selling Shareholder or its respective pledgees, donees, transferee or other successors in interest, may also sell the Shares directly to market makers acting as principals and/or broker-dealers acting as agents for themselves or their customers. Brokers acting as agents for the Selling Shareholder will receive usual and customary commissions for brokerage transactions, and market makers and block purchasers purchasing the Shares will do so for their own account and at their own risk. It is possible that the Selling Shareholder will attempt to sell shares of Common Stock in block transactions to market makers or other purchasers at a price per share which may be below the then market price. There can be no assurance with all or any of the Shares offered hereby will be issued to, or sold by , the Selling Shareholder. The Selling Shareholder and any brokers, dealers or agents, upon effecting the sale of any of the Shares offered hereby, may be deemed "underwriters" as that term is defined under the Securities Act or the Exchange Act, or the rules and regulations thereunder.

            The Selling Shareholder, alternatively, may sell all or any part of the Shares offered hereby through an underwriter. The Selling Shareholder has not entered into any agreement with a prospective underwriter and there is no assurance that any such agreement will be entered into. If the Selling Shareholder enters into such an agreement or agreements, the relevant details will be set forth in a supplement or revisions to this Prospectus.

            Upon the Company being notified by the Selling Shareholder that any material arrangement has been entered into with a broker or dealer for the sale of Shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplemented Prospectus will be filed, if required, pursuant to Rule 424(c) under the Securities Act, disclosing (a) the name of each such broker-dealer, (b) the number of Shares involved, (c) the price at which such Shares were sold, (d) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (e) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this Prospectus, as supplemented, and (f) other facts material to the transaction.

            The Selling Shareholder and any other persons participating in the sale or distribution of the Shares will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, which provisions may limit the timing of purchases and sales of any of the Shares by the Selling Shareholder or any other such person. The foregoing may affect the marketability of the Shares.

             The Company has agreed to indemnify the Selling Shareholder, or its transferees or assignees, against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Selling Shareholder or its respective pledgees, donees, transferees or other successors in interest, may be required to make in respect thereof.

            The Company is bearing all costs relating to the registration of the Shares (other than fees and expenses, if any, of counsel or other advisers to the Selling Shareholder). Any commissions, discounts or other fees payable to broker-dealers in connection with any sale of the Shares will be borne by the Selling Shareholder.

                                                           APPENDIX II

Attention:

                 PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE

        The undersigned, [AN OFFICER OF, OR OTHER PERSON DULY AUTHORIZED BY] ___________________________________________________ [FILL IN OFFICIAL NAME OF
INDIVIDUAL OR INSTITUTION] hereby certifies that he/she [said institution] is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on __________________________________ [DATE] pursuant to and in accordance with registration statement number ____________________ [FILL IN THE NUMBER OF OR OTHERWISE IDENTIFY REGISTRATION STATEMENT] and the requirement of delivering a current prospectus by the Company has been complied with in connection with such sale.

Print or Type:

          Name of Purchaser
            (individual or
            institution):       ______________________

          Name of individual
            representing
            Purchaser (if an
            institution)         ______________________

          Title of individual
            representing
            Purchaser (if an
            institution):        ______________________

Signature by:

          Individual purchaser
            or individual repre-
            senting purchaser:   ______________________